Contra Costa Development Community Roundtable January 15, 2021

The HIT seeks to offer investors: x Competitive Returns x High Credit Quality x Highly Liquid Investment x Value Added – Collateral Benefits: » Union Construction Jobs, Housing (including Affordable), Economic Impact » Investing in Underserved Communities Competitive Returns and Collateral Benefits Through Directly Sourced Multifamily Investments 1 Northpoint Apartments Chicago, IL University and Fairview Apartments, St. Paul, MN Residences @ 150 Bagley Detroit, MI

History of the HIT

AFL-CIO HIT

- ✓ Opened doors in 1984 (successor to the Mortgage Investment Trust, started in 1965).
- ✓ Created by the AFL-CIO Executive Council under President George Meany's leadership.
  - ➢ Established to encourage and assist development of lower income housing while creating employment for the construction trades
  - ➢ "A massive attack would be made to meet America's tremendous unmet housing needs", George Meany*
- ✓ **100 percent union labor requirement** for all directly-sourced construction related investments.



53 Colton Street
San Francisco, CA

Ventana Residences
San Francisco, CA



Casa del Pueblo
San Jose, CA

**Letter from George Meany, President, AFL-CIO, dated March 23, 1964 regarding the establishment of a Mortgage Investment Trust and Auxiliary Housing Corporation at p.2 (the "Meany Letter"). The Meany Letter is available on the HIT's website at https://www.aflcio-hit.com/wp-content/uploads/2019/10/meany_letter.pdf.*

AFL-CIO HOUSING INVESTMENT TRUST 2

3 AFL - CIO Housing Investment Trust Bay Area Investment Initiative Highlights x HIT is prepared to invest up to $500 million in the next five years to develop affordable, work force and market - rate housing in the Bay Area. x HIT has closed on our first two deals under the Initiative, since its announcement on Labor Day, September 7, 2020. » 53 Colton Street - A $19 million investment into the construction of 96 units of Permanent Supportive Housing, for formerly homeless individuals in San Francisco; with a total development cost of $85 million. » 99 Ocean/Ventana Residences - A $52 million investment into the construction of 193 rental units, including 48 workforce units, with a total development cost of $120 million. x HIT expects to leverage an additional $500 million from other sources, partnering with local unions, investors, government agencies, community groups and for - profit and nonprofit real estate developers. x The Initiative is expected to create an estimated 4,000 union construction jobs, 12,000 total jobs and 4,000 new housing units in the Bay Area. x The Initiative will provide opportunities for local workers to enter the Building and Construction trades apprenticeship programs and create affordable and workforce housing that can be marketed to essential workers.

HIT’s Long History of Impact Investing Successful history as a fixed income impact investor incorporating Environmental, Social, and Governance (ESG) factors into its investment strategy and signatory of the United Nations - supported Principles for Responsible Investment (PRI) NATIONWIDE ECONOMIC IMPACT OF INVESTMENTS * (1984 - present) Cote Village Boston, MA Gateway Northeast Minneapolis, MN Project 29 (Church + State) Cleveland, OH 18 Sixth Avenue at Pacific Park Brooklyn, NY 545 $9.1 B $17.1 B $34.0 B $13.8 B 182.2 M 200,113 118,679 Projects in HIT Investment, $185.0M in New Markets Tax Credit (NMTC) allocations in total development cost in total economic benefits in personal income, including wages and benefits with $6.8B for construction workers hours of on - site union construction work created total jobs generated across communities housing and healthcare units, with 67% affordable housing 4 *Source : Pinnacle Economics, Inc . , and HIT . Job and economic impacts provided are estimates calculated using IMPLAN, an input - output model based on HIT and HIT subsidiary Building America CDE, Inc . project data . Data current as of December 31 , 2020 . Economic impact data is in 201 9 dollars and all other figures are nominal .

5 ^ In addition, HIT subsidiary Building America CDE, Inc . (Building America) contributed New Markets Tax Credit (NMTC) allocations as follows : $ 21 M in Boston, $ 10 M in Chicago, $ 8 M in NYC . $ 185 . 0 M nationwide (1984 - 2020) Bay Area Boston Chicago New York City Twin Cities Major Markets Nationwide # of Projects 21 36 53 68 66 244 545 HIT Investment^ $467.2M $667.4M $742.8M $1.8B $1.2B $4.8B $9.1B Total Development Cost $866.0M $1.6B $1.7B $4.4B $1.8B $10.02B $17.1B Union Construction Hours 10.2M 12.9M 18.3M 24.2M 17.5M 83.1M 182.2M Total Jobs Created 11,127 14,890 18,590 26,220 21,544 92,372 200,113 Housing Units (% affordable) 3,520 (35%) 4,232 (89%) 12,151 (69%) 42,353 (92%) 9,841 (48%) 72,097 (79%) 118,679 (67%) Total Economic Impact $1.9B $2.8B $3.1B $4.7B $3.6B $16.1B $34.0B HIT’s Investment in Major Markets* *Source : Pinnacle Economics, Inc . , and HIT . Job and economic impacts provided are estimates calculated using IMPLAN, an input - output model based on HIT and HIT subsidiary Building America CDE, Inc . project data . Data current as of December 31 , 2020 . Economic impact data is in 201 9 dollars and all other figures are nominal .

Directly - Sourced Construction Investments: Sample Capital Structures x Ginnie Mae Mortgage - Backed Securities: Backed by FHA 221d4 loan x State Housing Finance Agency: Privately placed bonds and loans x Fannie Mae DUS/Freddie Mac PCs: Forward Commitments for Affordable and Workforce Housing x Direct Construction Loan Participations: » Senior portion of combined senior/sub loan for workforce housing » Pari Passu with Bank Construction Lender for low income housing x Build - to - Bond: Construction Loan Participation combined with forward commitment, for efficient one - stop conventional construction/permanent financing 6

HIT: Cycle of Sustainable, Responsible Investment HIT finances projects through guaranteed securities Construction securities help provide competitive returns Construction projects generate family - supporting union jobs, hours of work and benefits Union Pension Plan invests in HIT Union workers contribute to pension funds 7 HIT finances projects primarily through guaranteed securities HIT investments provide competitive returns Construction projects generate family - supporting union jobs, hours of work and benefits Union Pension Plan invests in HIT Union workers contribute to pension funds

www.aflcio - hit.com AFL - CIO Housing Investment Trust 1227 25 th Street, NW, Suite 500 Washington, DC 20037 (202) 331 - 8055 Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing . Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www . aflcio - hit . com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202 - 331 - 8055 . Investors should read the current prospectus carefully before investing . This document contains forecasts, estimates, opinions, and/or other information that is subjective . Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate . There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn . It should not be considered as investment advice or as a recommendation of any kind . 8 Ted Chandler, Managing Director/Regional Operations tchandler@aflcio - hit.com Emari McClellan, Real Estate/Marketing Analyst emcclellan@aflcio - hit.com